UNITED STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.  C.  20549-1004




                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934





         Date  of  Report  (Date  of  earliest event reported) February 21, 2001





                         Commission  file  number  0-27735
                                                   -------


                               Asia4Sale.com, Inc.

             (Exact  name  of  registrant  as  specified  in  its  charter)



           Nevada                                   77-0438927
   ------------------------             ------------------------------------
   (State  of  Incorporation)             (I.R.S.  Employer  Identification No.)



               2465 West 12th Street, Suite 2, Tempe AZ 85281-6935 (Address of principal executive offices, zip code)




                                 (480) 505-0070
              (Registrant's  telephone  number,  including  area  code)




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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a) On May 15, 2001, Asia4Sale.com, Inc. (the "Registrant"), with the approval of the Registrant's board of directors, formally dismissed HJ & Associates L.L.C. ("H&J Associates") as its certifying accountant.

       The reports of HJ & Associates on the financial statements of the registrant for each of the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       During each of the two most recent fiscal years, and the subsequent interim period preceding HJ & Associates' termination, there were no disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, would have caused HJ & Associates to make reference to the subject matter of the disagreements in connection with their reports. During these periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

       The Registrant has provided HJ & Associates with a copy of the foregoing disclosure, and has requested that HJ & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from HJ & Associates required by Item 304 of Regulation S-K.

(b) On February 21, 2001, the Registrant entered into an engagement letter with Grant Thornton Hong Kong to assume the role of its new certifying accountants. The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of Grant Thornton, did not consult with Grant Thornton with regard to:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

     (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

16.1 Letter from HJ & Associates L.L.C., dated May 15, 2001, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the dismissal as the Registrant's principal accountant.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia4Sale,  Inc.


------------------------
James  Emberton
Chief  Financial  Officer

Date:  May  15,  2001


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                                  EXHIBIT  INDEX



Exhibit  Number               Exhibit  Contents
--------------                ----------------

16.1 Letter from HJ & Associates L.L.C., dated May 15, 2001, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the dismissal as the Registrant's principal accountant.

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